                                                                    EXHIBIT 99.3





                             CLEVELAND-CLIFFS INC
                        AND CONSOLIDATED SUBSIDIARIES



                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


                              DECEMBER 31, 1993

                                     AND

                              SEPTEMBER 30, 1994








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
             PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                             CLEVELAND-CLIFFS INC




         The accompanying pro forma combined statements of operations for the year ended December 31, 1993 and the nine months ended September 30, 1994 give effect to the acquisition of all of the outstanding shares of stock of Cyprus Northshore Mining Corporation (renamed Northshore Mining Company) and its consolidated subsidiary, Cyprus Silver Bay Power Corporation (renamed Silver Bay Power Company) by Cliffs Minnesota Minerals Company, a wholly-owned subsidiary of Cleveland-Cliffs Inc, from Cyprus Amax Minerals Company ("Cyprus") on September 30, 1994. The pro forma information is based on the historic financial statements of Cleveland-Cliffs Inc and Cyprus Northshore Mining Corporation giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma combined financial statements.

         The pro forma combined statements of operations have been prepared by the management of Cleveland-Cliffs Inc based upon the financial statements of Cyprus Northshore Mining Corporation. The pro forma adjustments are based upon the preliminary estimate of the fair value of the assets acquired and liabilities assumed. The final allocation of the purchase price will be made when the complete study of the fair value of the assets and liabilities has been finalized. The pro forma combined financial statements may not be indicative of the results that actually would have occurred if the combination had occurred on January 1, 1993 or which may occur in the future. The pro forma combined financial statements and notes should be read in conjunction with the audited financial statements of Cleveland-Cliffs Inc included in the annual report on Form 10-K and Cyprus Northshore Mining Corporation contained elsewhere herein for the year ended December 31, 1993 and the unaudited interim financial statements of Cleveland-Cliffs Inc included in Form 10-Q and Cyprus Northshore Mining Corporation contained elsewhere herein for the nine months ended September 30, 1994. A pro forma statement of financial position has not been included since the transaction has been recorded in the unaudited consolidated financial statements of Cleveland-Cliffs Inc as reported in Form 10-Q for the nine months ended September 30, 1994.





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

                                      PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                                                       CLEVELAND-CLIFFS INC

                                                   Year Ended December 31, 1993



                                                           (In Millions, Except Per Share Amounts)
                                               -------------------------------------------------------------
                                               Cleveland-       Northshore        Pro Forma        Pro Forma
                                               Cliffs (1)       Mining (2)       Adjustments       Combined
                                               ----------       ----------       -----------       ---------
REVENUES:
   Product sales and services                   $268.1          $98.2               $ --            $366.3
   Royalties and management fees                  39.7            --                  --              39.7
                                                ------          -----               -----           ------
      Total operating revenues                   307.8           98.2                 --             406.0
   Recovery on bankruptcy claim                   35.7            --                  --              35.7
   Investment income (securities)                  9.1            --                 (3.6) (a)         5.5
   Other income                                    3.3             .6                 (.4) (b)         3.5
                                                ------          -----               -----           ------
                              TOTAL REVENUES     355.9           98.8                (4.0)           450.7

COST AND EXPENSES:
   Cost of goods sold and
      operating expenses                         252.8           78.8                 1.2  (c)       332.8
   Administrative, selling
     and general expenses                         15.2            1.3                 --              16.5
   Interest Expense                                6.6            --                  --               6.6
   Other expenses                                  5.6            5.9                 --              11.5
                                                ------          -----               -----           ------
                     TOTAL COST AND EXPENSES     280.2           86.0                 1.2            367.4
                                                ------          -----               -----           ------

INCOME BEFORE INCOME TAXES                        75.7           12.8                (5.2)            83.3

INCOME TAXES (CREDITS)                            21.1            4.5                (2.0) (d)        23.6
                                                ------          -----               -----           ------

NET INCOME                                      $ 54.6          $ 8.3               $(3.2)          $ 59.7
                                                ======          =====               =====           ======

INCOME PER COMMON SHARE                         $ 4.55                                              $ 4.98
                                                ======                                              ======

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES ISSUED
   AND OUTSTANDING                                12.0                                                12.0
                                                ======                                              ======

(1) Derived from Cleveland-Cliffs Inc audited statement of consolidated income for the year ended December 31, 1993.

(2) Derived from Cyprus Northshore Mining Corporation audited statement of consolidated income for the year ended December 31, 1993.


See notes to pro forma combined financial statements (unaudited).

                                      PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                                                       CLEVELAND-CLIFFS INC

                                               Nine Months Ended September 30, 1994



                                                          (In Millions, Except Per Share Amounts)
                                               -------------------------------------------------------------
                                                Cleveland-      Northshore        Pro Forma        Pro Forma
                                                Cliffs (1)      Mining (2)       Adjustments       Combined
                                               -----------      ----------       -----------       ---------
REVENUES:
   Product sales and services                   $205.6          $77.6           $ --               $283.2
   Royalties and management fees                  33.3            --              --                 33.3
                                                ------          -----           ------             ------
      Total operating revenues                   238.9           77.6             --                316.5
   Investment income (securities)                  5.8            --              --                  5.8
   Other income                                     .8             .2             --                  1.0
                                                ------          -----           ------             ------
                                TOTAL REVENUE    245.5           77.8             --                323.3

COST AND EXPENSES:
   Cost of goods sold and
      operating expenses                         187.1           65.2               .7  (e)         253.0
   Administrative, selling
     and general expenses                         12.9            1.0             --                 13.9
   Interest expense                                4.9            --              --                  4.9
   Other expenses                                  4.2            5.4             --                  9.6
                                                ------          -----           ------             ------
                      TOTAL COST AND EXPENSES    209.1           71.6               .7              281.4
                                                ------          -----           ------             ------

INCOME BEFORE INCOME TAXES                        36.4            6.2              (.7)              41.9

INCOME TAXES (CREDITS)                             9.0            1.6              (.3) (f)          10.3
                                                ------          -----           ------             ------

NET INCOME                                      $ 27.4          $ 4.6           $  (.4)            $ 31.6
                                                ======          =====           ======             ======

INCOME PER COMMON SHARE                         $ 2.27                                             $ 2.62
                                                ======                                             ======

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES ISSUED
   AND OUTSTANDING                                12.1                                               12.1
                                                ======                                             ======

(1)   Derived from Cleveland-Cliffs Inc unaudited statement of consolidated income for the nine months ended September 30, 1994.

(2)   Derived from Cyprus Northshore Mining Corporation unaudited statement of consolidated income for the nine months ended
      September 30, 1994.

See notes to pro forma combined financial statements (unaudited).




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
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                             CLEVELAND-CLIFFS INC

                   December 31, 1993 and September 30, 1994


NOTE A - PRO FORMA ADJUSTMENTS

         Pro forma adjustments relating to the pro forma combined statements of operations have been provided assuming the acquisition was consummated on January 1, 1993. The pro forma adjustments for the year ended December 31, 1993 are as follows:

         (a) Elimination of investment income on acquisition cash purchase price, $3.6 million.

         (b) Elimination of a non-recurring recovery on a casualty loss, $.4 million.

         (c) Depreciation expense increased to reflect the fair value of the assets acquired, $.5 million. Write-off of deferred maintenance, $.7 million.

         (d)     Favorable tax effect of pro forma adjustments, $2.0 million.

The pro forma adjustments for the nine months ended September 30, 1994 are as follows:

         (e) Depreciation expense increased to reflect the fair value of the assets acquired, $.2 million. Write-off of deferred maintenance, $.5 million.

         (f)     Favorable tax effect of pro forma adjustments, $.3 million.


NOTE B - ADMINISTRATIVE EXPENSE

         The pro forma combined statements of operations include administrative expense charges for the year ended December 31, 1993, and the nine months ended September 30, 1994, by Cyprus Amax Minerals Company, parent of Cyprus Northshore Mining Corporation, which have been considered by management of Cleveland-Cliffs Inc to be comparable to administrative expense charges which would have been incurred by Cyprus Northshore Mining Corporation if the acquisition by Cleveland-Cliffs Inc had taken place January 1, 1993.


NOTE C - INVESTMENT INCOME

         Income from Cleveland-Cliffs Inc investments has been adjusted for the year ended December 31, 1993 for the effect of the acquisition cash purchase price, and has not been adjusted for the nine months ended September 30, 1994 in the pro forma combined statements of operations. Management believes there was no investment income in 1994 attributable to cash that would have been invested in the acquisition.


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